Certificate of Assistant Secretary

The undersigned, Kristi A. Maher, Assistant Secretary of, First Trust Senior Floating Rate Income Fund II, a Massachusetts Business Trust, First Trust Enhanced Equity Income Fund, a Massachusetts Business Trust, First Trust Mortgage Income Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund, a Massachusetts Business Trust, First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund II, a Massachusetts Business Trust, First Trust Exchange-Traded AlphaDEX® Fund, a Massachusetts Business Trust, First Trust Exchange-Traded AlphaDEX® Fund II, a Massachusetts Business Trust, First Trust Series Fund, a Massachusetts Business Trust, First Trust Exchange Traded Fund VI, a Massachusetts Business Trust, First Trust Exchange-Traded Fund IV, a Massachusetts Business Trust, First Trust Variable Insurance Trust, a Massachusetts Business Trust, First Trust Exchange-Traded Fund III, a Massachusetts Business Trust, First Trust Intermediate Duration Preferred & Income Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund V, a Massachusetts Business Trust, First Trust Exchange-Traded Fund VII, a Massachusetts Business Trust, First Trust Exchange-Traded Fund VIII, a Massachusetts Business Trust and First Trust High Yield Opportunities 2027 Term Fund, a Massachusetts Business Trust (individually, the “Company” and collectively, the “Companies”), does hereby certify that:

1. This certificate is being delivered to the Securities and Exchange Commission (the “SEC”) in connection with the filing of the Companies’ joint fidelity bond (the “Bond”) pursuant to Rule 17g-1 of the Investment Company Act of 1940, as amended, and the SEC is entitled to rely on this certificate for purposes of the filing.

2.  The undersigned is duly elected, qualified and acting Assistant Secretary of each Company, and has custody of the corporate records of each Company and is a proper officer to make this certification.

3.  Attached hereto as Exhibit A is a copy of the form of resolutions of a majority of the Board of Trustees who are not “interested persons” of each Company approving the amount, type, form and coverage of the Bond and the portion of the premium to be paid by each Company.

4.  Attached hereto as Exhibit B is a list of the amount of the single insured bond which each Company would have provided and maintained had it not been named as an insured under the Bond.

5.  Premiums have been paid for the period October 9, 2024, to October 9, 2025.

In Witness Whereof, the undersigned has caused this certificate to be executed this
14th day of October 2024.

/s/ Kristi A. Maher
Kristi A. Maher, Assistant Secretary

Exhibit A

First Trust Senior Floating Rate Income Fund II

First Trust Enhanced Equity Income Fund

First Trust Mortgage Income Fund

First Trust Exchange-Traded Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Series Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust Exchange-Traded Fund IV
First Trust Exchange Traded Fund VI
First Trust Variable Insurance Trust
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded Fund VIII
First Trust High Yield Opportunities 2027 term Fund

Resolutions Regarding Investment Company Blanket Bond

Resolved, that the officers of the First Trust Series Fund, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX® Fund, First Trust Exchange-Traded AlphaDEX® Fund II, First Trust Senior Floating Rate Income Fund II, First Trust Enhanced Equity Income Fund, First Trust Mortgage Income Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Exchange-Traded Fund IV, First Trust Exchange Traded Fund VI, First Trust Variable Insurance Trust, First Trust Exchange-Traded Fund III, First Trust Intermediate Duration Preferred & Income Fund, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII and First Trust High Yield Opportunities 2027 Term Fund (each a “Fund” and collectively the “Funds”) be and they hereby are, authorized and directed to make application for and maintain fidelity bond coverage for the Funds, jointly with First Trust Advisors L.P., First Trust Portfolios L.P. and such other First Trust managed funds as they, in their judgment, shall deem advisable and to enter into an agreement with the other parties concerning such coverage as required by Rule 17g-1(f) under the Investment Company Act of 1940 (the “1940 Act”), such agreement being in substantially the form presented to this meeting; and it is

Further Resolved, that fidelity bond coverage insuring the Funds in the amount required by Rule 17g-1 under the 1940 Act, or such greater amounts as officers of the Funds may from time to time determine in accordance with the provisions of Rule 17g-1 under the 1940 Act, is hereby deemed to be reasonable in form and amount as required by and considering all relevant factors as provided in Rule 17g-1 and is hereby approved; and it is

Further Resolved, that each Fund’s participation with other management investment companies advised by First Trust Advisors in the purchase and maintenance of fidelity bond coverage with ICI Mutual Insurance Company as required by Rule 17g-1 under the 1940 Act, and the payment by the Funds of that portion of the premium for such coverage as may be allocated to each Fund in accordance with the premium allocation methodology approved by the Trustees at this meeting, is hereby approved; and it is

Further Resolved, that the Secretary or any Assistant Secretary of the Funds is hereby designated the officer to make the filings and give or cause to be given the notices required by Paragraph (g) of Rule 17g-1 under the 1940 Act.

EXHIBIT B

Each Company listed below would have provided and maintained a single insured bond in the following amounts had it not been named as an insured under a joint Fidelity Bond:

First Trust Series Fund
First Trust Preferred Securities and Income Fund	N/A
First Trust/Confluence Small Cap Value Fund	N/A
First Trust Short Duration High Income Fund	N/A
First Trust Managed Municipal Fund	N/A
Sub-Total	$750,000

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	N/A
First Trust Dorsey Wright Tactical Core Portfolio	N/A
First Trust Capital Strength Portfolio	N/A
First Trust International Developed Capital Strength® Portfolio	N/A
First Trust Multi Income Allocation Portfolio	N/A
First Trust Growth Strength Portfolio	N/A
First Trust Capital Strength Hedged Equity Portfolio	N/A
Sub-Total	$1,250,000

First Trust Closed-End Funds
First Trust Senior Floating Rate Income Fund II	$750,000
First Trust Enhanced Equity Income Fund	$750,000
First Trust Mortgage Income Fund	$400,000
First Trust Specialty Finance and Financial Opportunities Fund	$400,000
First Trust Intermediate Duration Preferred & Income Fund	$1,500,000
First Trust High Yield Opportunities 2027 Term Fund	$900,000
Sub-Total	$4,700,000

First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	N/A
First Trust Morningstar Dividend Leaders Index Fund	N/A
First Trust US Equity Opportunities ETF	N/A
First Trust NASDAQ-100 Equal Weighted Index Fund	N/A
First Trust NASDAQ-100-Technology Sector Index Fund	N/A
First Trust NYSE® Arca® Biotechnology Index Fund	N/A
First Trust Dow Jones Internet Index Fund	N/A
First Trust Capital Strength ETF	N/A
First Trust Dividend Strength ETF	N/A
First Trust Value Line® Dividend Index Fund	N/A
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	N/A
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	N/A
First Trust S&P REIT Index Fund	N/A
First Trust Natural Gas ETF	N/A
First Trust Water ETF	N/A
First Trust NASDAQ® ABA Community Bank Index Fund	N/A
First Trust Dow 30 Equal Weight ETF	N/A
First Trust Lunt U.S. Factor Rotation ETF	N/A
FT Vest Gold Strategy Quarterly Buffer ETF	N/A
FT Vest Gold Strategy Target Income ETF®	N/A
First Trust Growth Strength ETF	N/A
First Trust Indxx Aerospace & Defense ETF	N/A
First Trust Bloomberg Inflation Sensitive Equity ETF	N/A
First Trust S&P 500 Diversified Free Cash Flow ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	N/A
First Trust Mid Cap Core AlphaDEX® Fund	N/A
First Trust Small Cap Core AlphaDEX® Fund	N/A
First Trust Large Cap Value AlphaDEX® Fund	N/A
First Trust Large Cap Growth AlphaDEX® Fund	N/A
First Trust Multi Cap Value AlphaDEX® Fund	N/A
First Trust Multi Cap Growth AlphaDEX® Fund	N/A
First Trust Consumer Discretionary AlphaDEX® Fund	N/A
First Trust Consumer Staples AlphaDEX® Fund	N/A
First Trust Energy AlphaDEX® Fund	N/A
First Trust Financials AlphaDEX® Fund	N/A
First Trust Health Care AlphaDEX® Fund	N/A
First Trust Industrials/Producer Durables AlphaDEX® Fund	N/A
First Trust Materials AlphaDEX® Fund	N/A
First Trust Technology AlphaDEX® Fund	N/A
First Trust Utilities AlphaDEX® Fund	N/A
First Trust Mid Cap Growth AlphaDEX® Fund	N/A
First Trust Mid Cap Value AlphaDEX® Fund	N/A
First Trust Small Cap Growth AlphaDEX® Fund	N/A
First Trust Small Cap Value AlphaDEX® Fund	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	N/A
First Trust Alerian Disruptive Technology Real Estate ETF	N/A
First Trust Dow Jones Global Select Dividend Index Fund	N/A
First Trust Global Wind Energy ETF	N/A
First Trust Alerian U.S. NextGen Infrastructure ETF	N/A
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	N/A
First Trust Indxx Global Natural Resources Income ETF	N/A
First Trust Indxx Global Agriculture ETF	N/A
First Trust Indxx NextG ETF	N/A
First Trust S-Network Future Vehicles & Technology ETF	N/A
First Trust Cloud Computing ETF	N/A
First Trust International Equity Opportunities ETF	N/A
First Trust Nasdaq Cybersecurity ETF	N/A
First Trust IPOX® Europe Equity Opportunities ETF	N/A
First Trust Dow Jones International Internet ETF	N/A
First Trust Nasdaq Lux Digital Health Solutions ETF	N/A
First Trust Indxx Metaverse ETF	N/A
First Trust Emerging Markets Human Flourishing ETF	N/A
First Trust Bloomberg Emerging Market Democracies ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	N/A
First Trust Emerging Markets AlphaDEX® Fund	N/A
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	N/A
First Trust Europe AlphaDEX® Fund	N/A
First Trust Latin America AlphaDEX® Fund	N/A
First Trust Brazil AlphaDEX® Fund	N/A
First Trust China AlphaDEX® Fund	N/A
First Trust Japan AlphaDEX® Fund	N/A
First Trust Germany AlphaDEX® Fund	N/A
First Trust United Kingdom AlphaDEX® Fund	N/A
First Trust India NIFTY 50 Equal Weight ETF	N/A
First Trust Switzerland AlphaDEX® Fund	N/A
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	N/A
First Trust Emerging Markets Small Cap AlphaDEX® Fund	N/A
First Trust Eurozone AlphaDEX® ETF	N/A
Sub-Total	$1,700,000

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	N/A
First Trust Managed Municipal ETF	N/A
First Trust Long/Short Equity ETF	N/A
First Trust Emerging Markets Local Currency Bond ETF	N/A
First Trust RiverFront Dynamic Developed International ETF	N/A
First Trust RiverFront Dynamic Europe ETF	N/A
First Trust RiverFront Dynamic Emerging Markets ETF	N/A
First Trust Horizon Managed Volatility Domestic ETF	N/A
First Trust Horizon Managed Volatility Developed International ETF	N/A
First Trust California Municipal High Income ETF	N/A
First Trust Institutional Preferred Securities and Income ETF	N/A
First Trust Municipal High Income ETF	N/A
First Trust Short Duration Managed Municipal ETF	N/A
First Trust Ultra Short Duration Municipal ETF	N/A
First Trust Merger Arbitrage ETF	N/A
First Trust Horizon Managed Volatility Small/Mid ETF	N/A
First Trust New York Municipal High Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	N/A
First Trust Tactical High Yield ETF	N/A
First Trust Senior Loan Fund	N/A
First Trust Enhanced Short Maturity ETF	N/A
First Trust Low Duration Opportunities ETF	N/A
First Trust Long Duration Opportunities ETF	N/A
First Trust SSI Strategic Convertible Securities ETF	N/A
First Trust EIP Carbon Impact ETF	N/A
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	N/A
First Trust Limited Duration Investment Grade Corporate ETF	N/A
First Trust High Income Strategic Focus ETF	N/A
FT Vest Rising Dividend Achievers Target Income ETF	N/A
FT Energy Income Partners Strategy ETF	N/A
FT Vest DJIA® Dogs 10 Target Income ETF	N/A
FT Vest SMID Rising Dividend Achievers Target Income ETF	N/A
FT Vest Technology Dividend Target Income ETF	N/A
First Trust Intermediate Duration Investment Grade Corporate ETF	N/A
First Trust Intermediate Government Opportunities ETF	N/A
First Trust Core Investment Grade ETF	N/A
First Trust Structured Credit Income Opportunities ETF	N/A
First Trust Commercial Mortgage Opportunities ETF	N/A
FT Vest Dow Jones Internet & Target Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	N/A
Sub-Total	$600,000

First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	N/A
Multi-Asset Diversified Income Index Fund	N/A
First Trust S&P International Dividend Aristocrats ETF	N/A
First Trust BuyWrite Income ETF	N/A
First Trust Nasdaq BuyWrite Income ETF	N/A
First Trust Rising Dividend Achievers ETF	N/A
First Trust Dorsey Wright Focus 5 ETF	N/A
First Trust RBA American Industrial Renaissance® ETF	N/A
First Trust Dorsey Wright Momentum & Dividend ETF	N/A
First Trust Dorsey Wright International Focus 5 ETF	N/A
First Trust Dorsey Wright Dynamic Focus 5 ETF	N/A
First Trust SMID Cap Rising Dividend Achievers ETF	N/A
First Trust Indxx Innovative Transaction & Process ETF	N/A
First Trust Nasdaq Artificial Intelligence and Robotics ETF	N/A
First Trust Dorsey Wright Momentum & Low Volatility ETF	N/A
First Trust Dorsey Wright Momentum & Value ETF	N/A
First Trust Nasdaq Bank ETF	N/A
First Trust Nasdaq Food & Beverage ETF	N/A
First Trust Nasdaq Oil & Gas ETF	N/A
First Trust Nasdaq Pharmaceuticals ETF	N/A
First Trust S-Network E-Commerce ETF	N/A
First Trust Nasdaq Semiconductor ETF	N/A
First Trust Nasdaq Transportation ETF	N/A
Emerging Markets Equity Select ETF	N/A
First Trust Bloomberg Shareholder Yield ETF	N/A
First Trust SMID Capital Strength ETF	N/A
Small Cap US Equity Select ETF	N/A
First Trust S&P 500 Diversified Dividend Aristocrats ETF	N/A
First Trust Dorsey Wright DALI 1 ETF	N/A
First Trust International Developed Capital Strength® ETF	N/A
First Trust Indxx Medical Devices ETF	N/A
First Trust S-Network Streaming & Gaming ETF	N/A
First Trust Bloomberg R&D Leaders ETF	N/A
First Trust S&P 500 Economic Moat ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	N/A
First Trust Alternative Absolute Return Strategy ETF	N/A
Sub-Total	$1,700,000

First Trust Exchange-Traded Fund VIII
First Trust Income Opportunities ETF	N/A
First Trust Flexible Municipal High Income ETF	N/A
First Trust TCW Opportunistic Fixed Income ETF	N/A
First Trust TCW Unconstrained Plus Bond ETF	N/A
First Trust Low Duration Strategic Focus ETF	N/A
FT Vest U.S. Equity Buffer ETF - August	N/A
FT Vest U.S. Equity Deep Buffer ETF - August	N/A
FT Vest U.S. Equity Buffer ETF - November	N/A
FT Vest U.S. Equity Deep Buffer ETF - November	N/A
FT Vest U.S. Equity Buffer ETF - February	N/A
FT Vest U.S. Equity Deep Buffer ETF - February	N/A
First Trust Active Factor Large Cap ETF	N/A
First Trust Active Factor Mid Cap ETF	N/A
First Trust Active Factor Small Cap ETF	N/A
First Trust TCW Securitized Plus ETF	N/A
FT Vest U.S. Equity Buffer ETF - May	N/A
FT Vest U.S. Equity Deep Buffer ETF - May	N/A
FT Vest U.S. Equity Buffer ETF - June	N/A
FT Vest U.S. Equity Deep Buffer ETF - June	N/A
FT Vest U.S. Equity Buffer ETF - July	N/A
FT Vest U.S. Equity Deep Buffer ETF - July	N/A
First Trust Multi-Manager Large Growth ETF	N/A
FT Vest Laddered Buffer ETF	N/A
FT Vest U.S. Equity Buffer ETF- September	N/A
FT Vest U.S. Equity Deep Buffer ETF- September	N/A
FT Vest U.S. Equity Buffer ETF- October	N/A
FT Vest U.S. Equity Deep Buffer ETF- October	N/A
FT Vest U.S. Equity Buffer ETF - December	N/A
FT Vest U.S. Equity Deep Buffer ETF - December	N/A
FT Vest Nasdaq-100® Buffer ETF - December	N/A
FT Vest International Equity Moderate Buffer ETF - December	N/A
FT Vest Laddered Deep Buffer ETF	N/A
FT Vest U.S. Equity Deep Buffer ETF - January	N/A
FT Vest U.S. Equity Buffer ETF - January	N/A
First Trust TCW Emerging Markets Debt ETF	N/A
FT Vest U.S. Equity Buffer ETF - March	N/A
FT Vest U.S. Equity Deep Buffer ETF - March	N/A
FT Vest Nasdaq-100® Buffer ETF - March	N/A
FT Vest International Equity Moderate Buffer ETF - March	N/A
FT Vest U.S. Equity Buffer ETF - April	N/A
FT Vest U.S. Equity Deep Buffer ETF - April	N/A
First Trust Innovation Leaders ETF	N/A
First Trust Expanded Technology ETF	N/A
FT Vest International Equity Moderate Buffer ETF - June	N/A
FT Vest Nasdaq- 100® Buffer ETF - June	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	N/A
First Trust SkyBridge Crypto Industry and Digital Economy ETF	N/A
FT Vest Nasdaq-100® Buffer ETF- September	N/A
FT Vest International Equity Buffer ETF- September	N/A
First Trust Multi-Manager Small Cap Opportunities ETF	N/A
FT Vest Buffered Allocation Defensive ETF	N/A
FT Vest Buffered Allocation Growth ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	N/A
FT Vest Laddered Nasdaq Buffer ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF- September	N/A
FT Vest U.S. Equity Moderate Buffer ETF - January	N/A
First Trust Multi-Strategy Alternative ETF	N/A
FT Vest U.S. Equity Moderate Buffer ETF - February	N/A
FT Vest U.S. Equity Moderate Buffer ETF - March	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	N/A
FT Vest U.S. Equity Moderate Buffer ETF - April	N/A
FT Vest U.S. Equity Moderate Buffer ETF - May	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - May	N/A
FT Vest U.S. Equity Moderate Buffer ETF - June	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	N/A
FT Vest U.S. Equity Moderate Buffer ETF - July	N/A
FT Vest U.S. Equity Moderate Buffer ETF - August	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - August	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF - September	N/A
FT Vest U.S. Equity Moderate Buffer ETF - September	N/A
FT Vest Laddered Moderate Buffer ETF	N/A
FT Vest U.S. Equity Moderate Buffer ETF - October	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	N/A
First Trust Active Global Quality Income ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	N/A
FT Vest U.S. Equity Moderate Buffer ETF - November	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - November	N/A
FT Vest U.S. Equity Moderate Buffer ETF - December	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF - December	N/A
FT Raymond James Multicap Growth Equity ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - February	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF - March	N/A
FT Vest U.S. Equity Max Buffer ETF - March	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF - April	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF - May	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	N/A
FT Vest Laddered Small Cap Moderate Buffer ETF	N/A
FT Energy Income Partners Enhanced Income ETF	N/A
FT Vest U.S. Equity Max Buffer ETF - June	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF - June	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF - June	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF - July	N/A
FT Vest U.S. Equity Max Buffer ETF - July	N/A
FT Vest U.S. Equity Max Buffer ETF - August	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF - August	N/A
FT Vest Emerging Markets Buffer ETF - September	N/A
FT Vest U.S. Equity Max Buffer ETF - September	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF - September	N/A
FT Vest Laddered International Moderate Buffer ETF	N/A
Sub-Total	$2,500,000

Grand Total	$28,200,000